UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2016

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

August 31, 2015

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENTS OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	19

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	27

NOTICE OF PRIVACY POLICY & PRACTICES	31

ADDITIONAL INFORMATION	32

Greetings from Dearborn Partners, L.L.C.,
Adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”).

On April 10th, 2013, the Fund was launched to provide investors with a relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time. Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

For the six months ended August 31st, 2015 (the Fund’s fiscal mid-year), the total returns of the S&P 500 Index and the Fund’s Class I shares were -5.32% and -7.57%, respectively. For the calendar year 2015, through August 31st, 25 companies held in the Fund’s portfolio declared a total of 37 dividend increases averaging 9.7% more than those particular companies paid a year earlier. All ten sectors of the S&P 500 Index benchmark had negative returns during this period. The broad market index results were led by the Consumer Discretionary, Health Care and Financials sectors. Equity markets continued to struggle with predicting the actions of the Federal Reserve, as well as the implications of global economic developments.

In the Fund, all ten sectors have representation, and the returns of each were also negative during the six months. Of those ten sectors, one outperformed the corresponding S&P 500 Index sector. Of our current holdings, only six stocks had a positive total return during the six-month period.

The Fund’s Consumer Staples, Telecommunications and Utilities holdings produced the best returns during the period. The Fund’s largest lagging sectors were also the laggards in the benchmark: Energy, Industrials and Information Technology. We continue to maintain the valuation and stock selection disciplines that formed the genesis of our strategy, as we believe that over time, such disciplines can offer attractive total return potential when equity market risk is considered.

A few specific companies in the Fund stand out as worth mentioning for the six months ended August 31, 2015. The Fund’s best performing stock was Financials sector company Chubb Corp. (CB), up 21.7% after agreeing to be acquired by ACE Ltd. (ACE). The transaction will be a combination of cash and ACE Ltd. stock to Chubb Corp. shareholders and is expected to close early 2016.

The second best performer, General Mills Inc. (GIS) in the Consumer Staples sector, was up 7.2% on better than expected earnings as well as portfolio reshaping and cost cutting. Our third best performing stock was Jack Henry & Associates (JKHY) in the Information Technology (IT) sector. A series of better than expected earnings releases combined with a great financial profile helped boost the stock 4.2%.

The worst performing stock was Industrials company Union Pacific Corp. (UNP), down 27.9%. A persistently weak commodity environment hurt rail volumes and pricing. Energy company Chevron Corp. (CVX) was also punished by lower oil prices. Concerns about the company’s heavy capital expenditure burden caused the shares to move down 22.3%. Another laggard was IT company Qualcomm Inc. (QCOM), down 20.3%. The company’s struggles with the Chinese government and contract losses for the use of their components in some smartphones put pressure on the shares.

More broadly, the low oil price environment and summer volatility hurt most of the Fund’s holdings as investors seemed to struggle with evaluating where things stand in the U.S. economic cycle and how that fits into the global economic picture. The stock market was nearly flat for the year until mid-August, when China fears and changing Federal Reserve expectations caused a sharp sell-off.  With what looks to have been a fully-valued market, risk had been skewing to the downside for the months leading up to the sell-off, and a series of negative global headlines pushed the broad market into the first 10% correction since 2011. Macroeconomics certainly have an impact on businesses and their stocks, but we are mainly concerned with how general economic conditions affect the capacity of the companies in the Fund’s portfolio to pay and increase dividends. A major component of the analysis we do before putting a stock in the Fund’s portfolio is whether we believe that a firm is in a financial position to withstand periods of economic turmoil. As such, we feel that we are set up to hold stocks for the long term; this is illustrated by our 7.7% average annualized turnover since inception and the strong dividend growth record and outlook of every company in the Fund’s portfolio. It takes time, however, to see the effects of consistent dividend growth on investment total returns.

In other words, we continue to believe that the companies in the Fund’s portfolio are generally financially strong, well-managed, defensive businesses with products or services that people patronize regardless of the economic or financial environment and capable of consistently increasing dividends.

We maintain our conviction that a path to long-term wealth building can be accomplished through properly diversified portfolios of stocks of companies that offer the potential to increase dividends consistently over time. We believe our Fund exemplifies those characteristics and, over the long term, offers the potential to provide attractive returns with modified risk.

Thank you for your interest in the Dearborn Partners Rising Dividend Fund. Please feel free to contact us at any time.

Sincerely,

Carol M. Lippman, CFA	Michael B. Andelman
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, L.L.C. and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and American Depositary Receipts (“ADRs”), which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in Real Estate Investment Trusts (“REITs”) involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in Master Limited Partnerships (“MLPs”), which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

It is not possible to invest directly in an index.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as literature unless preceded or accompanied by a current prospectus.

Dearborn Partners, L.L.C. is the adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2015 - 8/31/2015).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of Exchange-Traded Funds (“ETFs”) or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2015 -
	March 1, 2015	August 31, 2015	August 31, 2015*
Actual	$1,000.00	$ 923.10	$7.06
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.80	$7.41

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2015 -
	March 1, 2015	August 31, 2015	August 31, 2015*
Actual	$1,000.00	$ 919.60	$10.66
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.03	$11.19

*	Expenses are equal to the Fund’s annualized expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2015 -
	March 1, 2015	August 31, 2015	August 31, 2015*
Actual	$1,000.00	$ 924.30	$5.85
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.  The Fund’s allocation of portfolio holdings as of August 31, 2015 was as follows:

Portfolio Allocation
(% of Investments)

Average Annual Returns as of August 31, 2015

		Since Inception
	One Year	(4/10/13)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	-6.65%	4.40%
Class A (without sales charge)	-1.71%	6.68%
Class C (with sales charge)	-3.45%	5.88%
Class C (without sales charge)	-2.48%	5.88%
Class I	-1.47%	6.94%
S&P 500 Total Return Index	0.48%	11.78%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Continued

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

August 31, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS – 86.22%

Air Freight & Logistics – 2.55%
United Parcel Service, Inc.	38,282	$3,738,237

Beverages – 2.25%
Coca-Cola Co.	84,039	3,304,414

Biotechnology – 2.55%
Gilead Sciences, Inc.	35,700	3,750,999

Chemicals – 4.51%
Air Products & Chemicals, Inc.	24,786	3,458,390
The Valspar Corp.	43,196	3,166,267
		6,624,657

Commercial Services & Supplies – 2.33%
Republic Services, Inc.	83,500	3,421,830

Communications Equipment – 2.39%
QUALCOMM, Inc.	61,909	3,502,811

Diversified Telecommunication Services – 4.68%
AT&T, Inc.	109,105	3,622,286
Verizon Communications, Inc.	70,629	3,249,640
		6,871,926

Electric Utilities – 4.67%
NextEra Energy, Inc.	32,779	3,225,782
Xcel Energy, Inc.	107,673	3,631,810
		6,857,592

Food Products – 2.41%
General Mills, Inc.	62,269	3,534,388

Health Care Equipment & Supplies – 4.48%
Becton Dickinson and Co.	25,008	3,526,628
STERIS Corp.	47,513	3,043,208
		6,569,836

Hotels, Restaurants & Leisure – 2.45%
McDonald’s Corp.	37,793	3,591,091

Household Products – 2.32%
Kimberly-Clark Corp.	31,911	3,399,479

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value

Industrial Conglomerates – 2.31%
3M Co.	23,893	$3,396,151

Insurance – 7.23%
Arthur J. Gallagher & Co.	73,870	3,229,597
Chubb Corp.	31,973	3,862,658
Travelers Companies, Inc.	35,404	3,524,468
		10,616,723

IT Services – 4.73%
International Business Machines Corp.	22,188	3,281,383
Jack Henry & Associates, Inc.	53,823	3,657,811
		6,939,194

Leisure Equipment & Products – 2.42%
Polaris Industries, Inc.	27,393	3,557,529

Machinery – 2.33%
Illinois Tool Works, Inc.	40,448	3,419,069

Oil, Gas & Consumable Fuels – 6.35%
Chevron Corp.	35,548	2,879,033
Kinder Morgan, Inc.	103,853	3,365,876
Royal Dutch Shell PLC – ADR	58,196	3,080,314
		9,325,223

Pharmaceuticals – 6.51%
Johnson & Johnson	34,124	3,206,974
Merck & Co, Inc.	62,420	3,361,317
Novartis AG – ADR	30,678	2,982,515
		9,550,806

Road & Rail – 2.24%
Union Pacific Corp.	38,333	3,286,671

Semiconductors & Semiconductor Equipment – 4.62%
Analog Devices, Inc.	60,499	3,379,474
Xilinx, Inc.	81,162	3,399,876
		6,779,350

Technology Hardware, Storage & Peripherals – 5.44%
Apple, Inc.	38,722	4,366,293
EMC Corp.	145,530	3,619,331
		7,985,624

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value

Textiles, Apparel & Luxury Goods – 2.45%
VF Corp.	49,571	$3,590,428

Water Utilities – 2.00%
Aqua America, Inc.	115,944	2,940,340
TOTAL COMMON STOCKS (Cost $125,307,711)		126,554,368

MASTER LIMITED PARTNERSHIPS – 4.57%
Enterprise Products Partners, L.P.	117,947	3,315,490
Magellan Midstream Partners, L.P.	48,038	3,390,041
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $6,885,769)		6,705,531

REAL ESTATE INVESTMENT TRUSTS – 4.24%
Health Care REIT, Inc.	47,866	3,032,311
Realty Income Corp.	71,449	3,193,056
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,251,208)		6,225,367

SHORT-TERM INVESTMENTS – 3.72%
Fidelity Institutional Money Market Portfolio, 0.013% (a)	5,462,573	5,462,573
TOTAL SHORT-TERM INVESTMENTS (Cost $5,462,573)		5,462,573
Total Investments (Cost $143,907,261) – 98.75%		144,947,839
Other Assets in Excess of Liabilities – 1.25%		1,838,377
TOTAL NET ASSETS – 100.00%		$146,786,216

ADR – American Depositary Receipt
(a)	Variable rate security. The rate shown represents the rate at August 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

August 31, 2015 (Unaudited)

Assets
Investments, at value (cost $143,907,261)	$144,947,839
Dividends and interest receivable	399,441
Receivable for Fund shares sold	1,818,577
Other assets	26,053
Total Assets	147,191,910

Liabilities
Payable for Fund shares redeemed	149,560
Payable to Adviser	104,098
Payable for distribution fees	94,903
Payable to affiliates	36,751
Accrued expenses and other liabilities	20,382
Total Liabilities	405,694
Net Assets	$146,786,216

Net assets consist of:
Paid-in capital	$145,632,204
Accumulated undistributed net investment income	164,725
Accumulated net realized loss	(51,291)
Net unrealized appreciation on investments	1,040,578
Net Assets	$146,786,216

Class A Shares:
Net assets	$56,702,946
Shares of beneficial interest issued and outstanding (unlimited
number of shares authorized $0.001 par value)	4,985,419
Net asset value and redemption price per share(2)	$11.37
Maximum offering price per share ($11.37/0.95)(1)	$11.97

Class C Shares:
Net assets	$62,041,984
Shares of beneficial interest issued and outstanding (unlimited
number of shares authorized $0.001 par value)	5,480,285
Net asset value, offering price and redemption price per share(2)	$11.32

Class I Shares:
Net assets	$28,041,286
Shares of beneficial interest issued and outstanding (unlimited
number of shares authorized $0.001 par value)	2,461,271
Net asset value, offering price and redemption price per share(2)	$11.39

(1)	Reflects a maximum sales charge of 5.00%.
(2)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within one year of purchase. The CDSC on Class A Shares is applied only to purchases of $500,000 that are redeemed within 12 months of purchase. Redemption price per share is equal to net asset value less any redemption or CDSC fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

Six Months Ended, August 31, 2015 (Unaudited)

Investment Income
Dividend income(1)	$1,917,745
Interest	3,008
Total Investment Income	1,920,753

Expenses
Management fees	620,375
Distribution fees – Class C	310,448
Administration fees	74,291
Distribution fees – Class A	70,404
Transfer agent fees and expenses	59,846
Federal and state registration fees	29,196
Legal fees	8,914
Audit and tax fees	8,628
Custody fees	7,868
Chief Compliance Officer fees	6,072
Reports to shareholders	5,334
Trustees’ fees and related expenses	2,800
Pricing fees	1,002
Other expenses	3,332
Total Expenses	1,208,510
Recoupments by Adviser (Note 4)	57,387
Net Expenses	1,265,897

Net Investment Income	654,856

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	30,912
Net change in unrealized appreciation (depreciation) on investments	(12,456,562)

Net Realized and Unrealized Loss on Investments	(12,425,650)
Net Decrease in Net Assets from Operations	$(11,770,794)

(1)	Net of $9,096 in foreign withholding taxes and fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statements of Changes in Net Assets

	Six Months Ended
	August 31, 2015	Year Ended
	(Unaudited)	February 28, 2015
From Operations
Net investment income	$654,856	$1,171,277
Net realized gain on investments	30,912	92,506
Net change in unrealized
appreciation (depreciation) on investments	(12,456,562)	10,591,208
Net increase (decrease) in
net assets from operations	(11,770,794)	11,854,991

From Distributions
Net investment income – Class A	(279,625)	(525,610)
Net investment income – Class C	(98,162)	(343,198)
Net investment income – Class I	(166,630)	(241,698)
Net decrease in net assets resulting
from distributions paid	(544,417)	(1,110,506)

From Capital Share Transactions
Proceeds from shares sold – Class A	10,790,240	32,644,487
Proceeds from shares sold – Class C	14,061,593	29,981,201
Proceeds from shares sold – Class I	8,307,160	16,368,930
Net asset value of shares issued to shareholders
in payment of distributions declared – Class A	238,344	467,503
Net asset value of shares issued to shareholders
in payment of distributions declared – Class C	87,705	302,015
Net asset value of shares issued to shareholders
in payment of distributions declared – Class I	154,901	222,474
Payments for shares redeemed – Class A	(2,298,802)	(2,753,044)
Payments for shares redeemed – Class C	(3,113,875)	(2,486,404)
Payments for shares redeemed – Class I	(2,372,412)	(1,906,366)
Net increase in net assets from
capital share transactions	25,854,854	72,840,796
Total Increase in Net Assets	13,539,643	83,585,281

Net Assets
Beginning of period	$133,246,573	$49,661,292
End of period	$146,786,216	$133,246,573
Undistributed Net Investment Income	$164,725	$54,286

(1)	The Fund commenced operations on April 10, 2013.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended
	August 31,	Year Ended	Period Ended
	2015	February 28,	February 28,
	(Unaudited)	2015	2014(1)
Net Asset Value, Beginning of Period	$12.38	$10.87	$10.00
Income from investment operations:
Net investment income(2)	0.07	0.20	0.11
Net realized and unrealized gain on investments	(1.02)	1.50	0.81
Total from investment operations	(0.95)	1.70	0.92
Less distributions paid:
From net investment income	(0.06)	(0.19)	(0.05)
From net realized gain on investments	—	—	(0.00	)(6)
Total distributions paid	(0.06)	(0.19)	(0.05)
Net Asset Value, End of Period	$11.37	$12.38	$10.87

Total Return(3)(4)	(7.69)%	15.74%	9.25%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$56,703	$52,691	$18,051
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	1.38%	1.49%	2.11%
After waivers and reimbursements of expenses(5)	1.46%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)	1.25%	1.73%	0.62%
After waivers and reimbursements of expenses(5)	1.17%	1.72%	1.23%
Portfolio turnover rate(4)	1.80%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended
	August 31,	Year Ended	Period Ended
	2015	February 28,	February 28,
	(Unaudited)	2015	2014(1)
Net Asset Value, Beginning of Period	$12.33	$10.83	$10.00
Income from investment operations:
Net investment income(2)	0.03	0.11	0.04
Net realized and unrealized gain on investments	(1.02)	1.50	0.81
Total from investment operations	(0.99)	1.61	0.85
Less distributions paid:
From net investment income	(0.02)	(0.11)	(0.02)
From net realized gain on investments	—	—	(0.00	)(6)
Total distributions paid	(0.02)	(0.11)	(0.02)
Net Asset Value, End of Period	$11.32	$12.33	$10.83

Total Return(3)(4)	(8.04)%	14.92%	8.47%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$62,042	$56,271	$23,798
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	2.13%	2.24%	2.87%
After waivers and reimbursements of expenses(5)	2.21%	2.25%	2.25%
Ratio of net investment income (loss)
to average net assets:
Before waivers and reimbursements of expenses(5)	0.50%	0.96%	(0.20)%
After waivers and reimbursements of expenses(5)	0.42%	0.95%	0.42%
Portfolio turnover rate(4)	1.80%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Excludes the effect of applicable sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended
	August 31,	Year Ended	Period Ended
	2015	February 28,	February 28,
	(Unaudited)	2015	2014(1)
Net Asset Value, Beginning of Period	$12.40	$10.88	$10.00
Income from investment operations:
Net investment income(2)	0.09	0.22	0.13
Net realized and unrealized gain on investments	(1.02)	1.51	0.81
Total from investment operations	(0.93)	1.73	0.94
Less distributions paid:
From net investment income	(0.08)	(0.21)	(0.06)
From net realized gain on investments	—	—	(0.00	)(6)
Total distributions paid	(0.08)	(0.21)	(0.06)
Net Asset Value, End of Period	$11.39	$12.40	$10.88

Total Return(3)(4)	(7.57)%	16.07%	9.44%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$28,041	$24,285	$7,813
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	1.13%	1.24%	1.92%
After waivers and reimbursements of expenses(5)	1.21%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)	1.50%	1.87%	0.75%
After waivers and reimbursements of expenses(5)	1.42%	1.86%	1.42%
Portfolio turnover rate(4)	1.80%	9.76%	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
August 31, 2015 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class-specific expenses and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses. Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares. Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively. The Fund became effective and commenced operations on April 10, 2013. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Dearborn Partners, L.L.C. (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities, including common stocks, master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”), listed on The NASDAQ Stock Market, Inc. (“NASDAQ”), will be valued at the NASDAQ Official Closing Price (“NOCP”), which

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national and foreign securities exchanges and over-the-counter market as published by an approved pricing service (“Pricing Service”)).

Debt securities other than short-term instruments are valued at the mean in accordance with a Pricing Service.  A Pricing Service may use various valuation methods such as the mean between the bid and asked prices.  If the bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line base until maturity.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$126,554,368	$—	$—	$126,554,368
Master Limited
Partnerships	6,705,531	—	—	6,705,531
Real Estate
Investment Trusts	6,225,367	—	—	6,225,367
Short-Term Investments	5,462,573	—	—	5,462,573
Total Investments
in Securities	$144,947,839	$—	$—	$144,947,839

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3.  During the six months ended August 31, 2015, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it of all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the period ended August 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Fund’s investments in MLPs and REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended February 28, 2015 and period ended February 28, 2014:

	February 28, 2015	February 28, 2014
Ordinary Income	$1,110,506	$144,977
Long-Term Capital Gain	$—	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), related to net capital gain to zero for the amount necessary to reduce the earnings and profits of the Fund tax year ended February 28, 2015.

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$120,183,377
Gross tax unrealized appreciation	15,103,375
Gross tax unrealized depreciation	(1,606,239)
Net tax unrealized appreciation	13,497,136
Undistributed ordinary income	118,402
Undistributed long-term capital gain	—
Total distributable earnings	118,402
Other accumulated losses	(146,315)
Total accumulated gains	$13,469,223

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and partnership adjustments and capital loss carryovers.

At February 28, 2015, the Fund had short-term capital losses of $146,315, which will be carried forward indefinitely to offset future realized capital gains.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 29, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed 1.40%, 2.15% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively. Prior to June 26, 2015, the Expense Limitation Cap was 1.50%, 2.25% and 1.25% for the Class A, Class C and Class I shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the six months ended August 31, 2015, the Fund recouped previously waived expenses of $57,387.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Class A	Class C	Class I
February 28, 2017	$21,044	$50,118	$15,023

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the six months ended August 31, 2015, as well as the fees owed as of August 31, 2015.

	Fees Earned	Fees Owed as of
	During Period	August 31, 2015
Class A	$ 70,404	$23,097
Class C	$310,448	$71,806

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the six months ended August 31, 2015, as well as the fees owed as of August 31, 2015.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

	Fees Earned	Fees Owed as of
	During Fiscal Year	August 31, 2015
Administration and accounting	$75,293	$18,321
Custody	7,868	2,298
Transfer agent	57,862(1)	14,066

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended August 31, 2015, the Fund was allocated $6,072 of the Trust’s Chief Compliance Officer fee.  At August 31, 2015, the Fund owed fees of $2,066 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	August 31, 2015	February 28, 2015

Class A
Shares sold	900,541	2,789,410
Shares redeemed	(191,236)	(234,063)
Shares issued to holders in
reinvestment of distribution	19,990	39,798
Net increase	729,295	2,595,145

Class C
Shares sold	1,167,741	2,554,165
Shares redeemed	(259,829)	(212,394)
Shares issued to holders in
reinvestment of distribution	7,376	25,695
Net increase	915,288	2,367,466

Class I
Shares sold	689,897	1,384,311
Shares redeemed	(200,328)	(162,510)
Shares issued to holders in
reinvestment of distribution	12,985	18,852
Net increase	502,554	1,240,653

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
August 31, 2015 (Unaudited)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2015, were $27,677,024 and $2,488,070, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2015, Robert W. Baird & Co. Inc., held 47.02%, 28.66% and 30.66% of the outstanding shares of Class A, Class C and Class I, respectively.  At August 31, 2015, Stifel Nicolaus & Co. Inc, held 32.80% of outstanding shares of Class C.  Additionally, at August 31, 2015, Pershing, LLC held 33.75% of Class I.

(10)	Line of Credit

At August 31, 2015, the Fund had a line of credit in the amount of $3,000,000, which matures on August 12, 2016. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate (3.25% at August 31, 2015). The credit facility is with the Fund’s custodian, U.S. Bank. During the six months ended August 31, 2015, the Fund did not utilize the line of credit.

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Dearborn Partners Rising Dividend Fund (the “Fund”), a series of the Trust, and Dearborn Partners, L.L.C., the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Carol M. Lippman and Michael B. Andelman, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Class C shares of the Fund for the year-to-date and one-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class I shares of the Fund on both an absolute basis and in comparison to a benchmark index (the S&P 500 Index) and in comparison to a peer group of U.S. open-end large blend funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy and managed by the same portfolio management team as the Fund.

The Trustees noted the performance of the Fund’s Class C shares for the year-to-date and one-year period ended April 30, 2015 was below that of the Morningstar Peer Group median, falling within the fourth and third quartiles, respectively.  The Trustees further noted that for the one-year period ended March 31, 2015, the Fund’s Class I shares had outperformed the S&P 500 Index, but for the year-to-date and since inception periods the Fund’s Class I shares had underperformed the S&P 500 Index.  The Trustees also noted the performance of the Fund’s Class I shares for each period was slightly below the performance of a composite of other separately-managed accounts of the Adviser that were similar to the Fund in terms of investment strategy and managed by the same portfolio management team as the Fund.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group and the separately-managed accounts of the Adviser, as well as the fee waivers and expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Fund’s operations since its inception and had not yet fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser with respect to the Fund, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Advisory Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.85% fell in the third quartile, above the Morningstar Peer Group average of 0.77%, which also fell in the third quartile.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements and excluding the Fund’s Rule 12b-1 fee) of 1.15% for Class C shares fell at the top of the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.06% which also fell in the third quartile.  The Trustees also noted that the Adviser had requested and the Board approved a 0.10% reduction in the expense caps for each of the Fund’s share classes, effective June 26, 2015, such that the Fund’s total annual fund operating expenses (net of fee waivers and expense reimbursements) do not exceed 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser that are managed by the same portfolio management team as the Fund, and noted that the fees paid by the Fund were reasonable in comparison to the separate account fees.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Trustees further concluded that the Adviser maintained adequate profit levels to support the services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense

Dearborn Partners Rising Dividend Fund
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued) (Unaudited)

reimbursements and recoupments by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended February 28, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2015 was  100.00%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D.	Trustee	Indefinite	Professor and	38	Independent
Akers, Ph.D.		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 60			University		investment
			(2004–present).		company with
three portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
three portfolios).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramuis
Age: 72		2009	Administrative		IDF fund
			Officer (“CAO”) and		complex (two
			Chief Compliance		closed-end
			Officer (“CCO”),		investment
			Granite Capital		companies);
			International Group,		Independent
			L.P. (an investment		Trustee, Gottex
			management firm)		Trust (an open-
			(1994–2011).		end investment
company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
three portfolios).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	July 1,	U.S. Bancorp Fund
Age: 55	President	2014	Services, LLC
	and		(January 2014–
	Anti-Money		present); Senior
	Laundering		Vice President, Ariel
	Officer		Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     11/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     11/4/2015

By (Signature and Title)*        /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     11/4/2015

* Print the name and title of each signing officer under his or her signature.